UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2012  (April 20, 2012)

SMTC Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

635 Hood Road Markham, Ontario, Canada	L3R 4N6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (905) 479-1810

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2012 the board of directors (the "Board") of SMTC Corporation (the "Company") appointed Mr. J. Randall Waterfield as a member of the Board, effective immediately. Mr. Waterfield is Chairman of Waterfield Group, a diversified financial services holding company. Mr. Waterfield will be serving on all of the standing Committees of the Board of Directors.

A copy of the press release issued in connection with the appointment of Mr. Waterfield is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release issued by SMTC Corporation on April 23, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC Corporation (Registrant)
April 23, 2012 (Date)	/s/ ALEX WALKER Alex Walker Co-President, Co-Chief Executive Officer